As filed with the Securities and Exchange Commission on April 11, 2016

File No.  001-37666

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 6

TO

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF

THE SECURITIES EXCHANGE ACT OF 1934

PNK Entertainment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	47-4668380
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3980 Howard Hughes Parkway

Las Vegas, Nevada 89169

(Address of Principal Executive Offices)

(702) 541-7777

(Registrant’s telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock, par value $0.01 per share	The NASDAQ Stock Market LLC

Securities to be registered pursuant to Section 12(g) of the Act:

None.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐	Non-accelerated filer ☒	Smaller reporting company	☐
(Do not check if a smaller reporting company)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND

ITEMS OF FORM 10

Our information statement is filed as Exhibit 99.1 and is incorporated by reference to this Form 10. For your convenience, we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in the information statement.

Item No.	Caption	Location in Information Statement
Item 1.	Business	See “Summary,” “Risk Factors,” “Forward-Looking Statements,” “Business,” “The Separation,” “Capitalization,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Certain Relationships and Related Party Transactions” and “Where You Can Find More Information”

Item 1a.	Risk Factors	See “Risk Factors” and “Forward-Looking Statements”

Item 2.	Financial Information	See “Summary,” “Capitalization,” “Selected Historical Consolidated Financial Statements,” “Unaudited Pro Forma Condensed Consolidated Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

Item 3.	Properties	See “Business — Operating Facilities”

Item 4.	Security Ownership of Certain Beneficial Owners and Management	See “Security Ownership of Certain Beneficial Owners and Management”

Item 5.	Directors and Executive Officers	See “Management”

Item 6.	Executive Compensation	See “Management” and “Certain Relationships and Related Party Transactions”

Item 7.	Certain Relationships and Related Transactions, and Director Independence	See “Risk Factors,” “Management” and “Certain Relationships and Related Party Transactions”

Item 8.	Legal Proceedings	See “Business — Legal Proceedings”

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	See “Summary,” “The Separation,” “Capitalization,” “Dividend Policy” and “Description of Capital Stock”

Item 10.	Recent Sales of Unregistered Securities	Not Applicable

Item 11.	Description of Registrant’s Securities to be Registered	See “The Separation,” “Dividend Policy” and “Description of Capital Stock”

Item 12.	Indemnification of Directors and Officers	See “Management” and “Description of Capital Stock”

Item 13.	Financial Statements and Supplementary Data	See “Summary,” “Unaudited Pro Forma Condensed Consolidated Financial Statements” and “Index to Financial Statements” and the statements referenced therein

Item No.	Caption	Location in Information Statement

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Not Applicable

Item 15.	Financial Statements and Exhibits	See “Unaudited Pro Forma Condensed Consolidated Financial Statements” and “Index to Financial Statements” and the statements referenced therein

(a)	List of Financial Statements and Schedules

The following financial statements are included in the Information Statement and filed as part of this Registration Statement on Form 10:

Unaudited Pro Forma Condensed Consolidated Financial Statements of PNK Entertainment, Inc., and

Consolidated Financial Statements, including Report of Independent Registered Public Accounting Firm

(b)	Exhibits

The following documents are filed as exhibits hereto unless otherwise indicated:

Exhibit Number	Description of Exhibit
2.1†***	Form of Separation and Distribution Agreement by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc., and, solely with respect to Article VIII, Gaming and Leisure Properties, Inc.

2.2***	Agreement and Plan of Merger, dated as of December 20, 2012, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.

2.3***	First Amendment to Agreement and Plan of Merger, dated as of February 1, 2013, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.

2.4***	Second Amendment to Agreement and Plan of Merger, dated as of March 14, 2013, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.

2.5†***	Equity Interest Purchase Agreement, dated as of August 16, 2013, by and among Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.6***	Amendment to Equity Interest Purchase Agreement, dated September 4, 2013, between Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.7***	Second Amendment to Equity Interest Purchase Agreement, dated as of March 31, 2014, between Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.8†***	Third Amendment to Equity Interest Purchase Agreement, dated as of March 31, 2014, between Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

Exhibit Number	Description of Exhibit

2.9***	Membership Interests Purchase Agreement, dated as of July 24, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.10***	Amendment to Membership Interests Purchase Agreement, dated September 4, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.11***	Amendment to Membership Interests Purchase Agreement, dated September 19, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.12***	Third Amendment to Membership Interests Purchase Agreement, dated November 15, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.13***	Letter Agreement Regarding Membership Interest Purchase Agreement, dated November 19, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.14†***	Agreement and Plan of Merger, dated as of July 20, 2015, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and Gold Merger Sub, LLC.

2.15***	Amendment No. 1 to the Merger Agreement, dated as of March 25, 2016, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and Gold Merger Sub, LLC.

2.16†***	Purchase Agreement, dated as of March 29, 2016, by and between PNK Entertainment, Inc. and GLP Capital, L.P.

3.1***	Form of Amended and Restated Certificate of Incorporation of PNK Entertainment, Inc.

3.2***	Form of Amended and Restated Bylaws of PNK Entertainment, Inc.

4.1***	Form of Restricted Stock Agreement and Form of Restricted Stock Grant Notice for Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.2***	Form of Online Stock Option Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan (Executive), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.3***	Form of Online Stock Option Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan (Team Member), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.4***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

Exhibit Number	Description of Exhibit

4.5***	Form of Online Director Stock Option Grant Notice and Option Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed by PNK Entertainment, Inc. under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.6***	Form of Online Director Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.7***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Automatic Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.8***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Elected Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.9***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Automatic Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.10***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Elected Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.11***	Form of Performance Share Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.12***	Form of Performance Share Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.13***	Form of Performance Share Agreement for Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as assumed by PNK Entertainment, Inc. under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.14***	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.15***	Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement, dated as of August 18, 2014, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

Exhibit Number	Description of Exhibit

4.16***	Stock Option Grant Notice and Stock Option Agreement, dated as of August 18, 2014, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.17***	Nonqualified Stock Option Agreement dated as of March 14, 2010, by and between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.18***	Nonqualified Stock Option Agreement dated as of August 1, 2008, by and between Pinnacle Entertainment, Inc. and Carlos Ruisanchez, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.19***	Form of Stock Option Agreement (Outside the 2005 Plan), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.20***	Form of Restricted Stock Unit Agreement (Outside the 2005 Plan), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.21***	Form of Stock Option Agreement for Team Members (Outside the 2005 Plan), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.22***	Form of Performance Unit Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.23***	Form of Executive and Team Member Stock Option Grant Notice and Option Agreement for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.24***	Form of Director Stock Option Grant Notice and Option Agreements for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.25***	Form of Executive and Team Member Restricted Stock Unit Grant Notice and Agreement for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.26***	Form of Director Restricted Stock Unit Grant Notice and Agreement for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.27***	Form of PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.28***	Form of Executive and Team Member Stock Option Grant Notice and Option Agreement for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.29***	Form of Director Stock Option Grant Notice and Option Agreements for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.30***	Form of Executive and Team Member Other Stock Unit Award Grant Notice and Agreement for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

Exhibit Number	Description of Exhibit

4.31***	Form of Director Other Stock Unit Award Grant Notice and Agreement for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

10.1†***	Form of Master Lease by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc.

10.2***	Tax Matters Agreement, dated July 20, 2015, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and PNK Entertainment, Inc.

10.3***	Form of Employee Matters Agreement by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc.

10.4***	Commitment Letter, dated as of November 17, 2015, among Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, Fifth Third Bank, U.S. Bank National Association, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

10.5***	Amended and Restated Bridge Commitment Letter, dated as of November 17, 2015, among Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, Fifth Third Bank, U.S. Bank National Association, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

10.6***	Employment Agreement, dated as of August 18, 2014, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed by PNK Entertainment, Inc.

10.7***	First Amendment to Employment Agreement, dated December 16, 2014, by and between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed by PNK Entertainment, Inc.

10.8***	Second Amendment to Employment Agreement, dated as of December 21, 2015, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed by PNK Entertainment, Inc.

10.9***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and John A. Godfrey, as shall be assumed by PNK Entertainment, Inc.

10.10***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Neil E. Walkoff, as shall be assumed by PNK Entertainment, Inc.

10.11***	First Amendment to Employment Agreement, dated as of December 21, 2015, between Pinnacle Entertainment, Inc. and Neil E. Walkoff, as shall be assumed by PNK Entertainment, Inc.

10.12***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez, as shall be assumed by PNK Entertainment, Inc.

Exhibit Number	Description of Exhibit

10.13***	First Amendment to Employment Agreement, dated December 16, 2014, by and between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez, as shall be assumed by PNK Entertainment, Inc.

10.14***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Virginia E. Shanks, as shall be assumed by PNK Entertainment, Inc.

10.15***	First Amendment to Employment Agreement, dated December 18, 2014, by and between Pinnacle Entertainment, Inc. and Virginia E. Shanks, as shall be assumed by PNK Entertainment, Inc.

10.16***	Second Amendment to Employment Agreement, dated as of December 21, 2015, between Pinnacle Entertainment, Inc. and Virginia E. Shanks, as shall be assumed by PNK Entertainment, Inc.

10.17***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Troy A. Stremming, as shall be assumed by PNK Entertainment, Inc.

10.18***	Summary of Director Compensation.

10.19***	Form of Indemnification Agreement, as shall be assumed by PNK Entertainment, Inc.

10.20***	Pinnacle Entertainment, Inc. Director Health and Medical Insurance Plan, as shall be assumed by PNK Entertainment, Inc.

10.21***	Form of PNK Entertainment, Inc. Directors Deferred Compensation Plan.

10.22***	Form of PNK Entertainment, Inc. Executive Deferred Compensation Plan.

10.23***	Commercial Lease dated September 9, 1996 by and between State of Louisiana, State Land Office and PNK (Bossier City), Inc. (f/k/a Casino Magic of Louisiana, Corp.).

10.24***	Agreement Containing Consent Orders, dated as of August 2, 2013, by and between Pinnacle Entertainment, Inc., Ameristar Casinos, Inc. and Counsel to the Federal Trade Commission.

10.25***	Second Amended and Restated Excursion Boat Sponsorship and Operations Agreement, dated as of November 18, 2004, between Iowa West Racing Association and Ameristar Casino Council Bluffs, Inc.

10.26***	Amendment to Second Amended and Restated Excursion Boat Sponsorship and Operations Agreement, dated February 16, 2010, between Iowa West Racing Association and Ameristar Casino Council Bluffs, Inc.

10.27***	Modified Local Development Agreement with Ameristar Casino East Chicago, LLC, effective June 3, 2011.

12***	Computation of Ratio of Earnings to Fixed Charges.

21***	Subsidiaries of PNK Entertainment, Inc.

99.1	Preliminary Information Statement of PNK Entertainment, Inc., subject to completion, dated April 11, 2016.

Exhibit Number	Description of Exhibit

99.2***	Government Regulations and Gaming Matters.

99.3***	Audited consolidated balance sheets of Ameristar Casinos, Inc. as of December 31, 2012 and 2011 and the audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto.

99.4***	Unaudited condensed consolidated balance sheet of Ameristar Casinos, Inc. as of June 30, 2013 and the unaudited condensed consolidated statements of income, comprehensive income, and cash flows for the three months and six months ended June 30, 2013 and 2012, and the notes thereto.

99.5***	Form of Power of Attorney for the Designation and Appointment of a Trustee For the Purposes of Conducting Casino Gambling Operations as required by the Indiana Gaming Commission.

***	Previously filed.

†	The form of agreement contains a brief list identifying all schedules and exhibits thereto. Such schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

PNK Entertainment, Inc.

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	President, Treasurer and Secretary

Dated: April 11, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1†***	Form of Separation and Distribution Agreement by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc., and, solely with respect to Article VIII, Gaming and Leisure Properties, Inc.

2.2***	Agreement and Plan of Merger, dated as of December 20, 2012, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.

2.3***	First Amendment to Agreement and Plan of Merger, dated as of February 1, 2013, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.

2.4***	Second Amendment to Agreement and Plan of Merger, dated as of March 14, 2013, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.

2.5†***	Equity Interest Purchase Agreement, dated as of August 16, 2013, by and among Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.6***	Amendment to Equity Interest Purchase Agreement, dated September 4, 2013, between Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.7***	Second Amendment to Equity Interest Purchase Agreement, dated as of March 31, 2014, between Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.8†***	Third Amendment to Equity Interest Purchase Agreement, dated as of March 31, 2014, between Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.

2.9***	Membership Interests Purchase Agreement, dated as of July 24, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.10***	Amendment to Membership Interests Purchase Agreement, dated September 4, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.11***	Amendment to Membership Interests Purchase Agreement, dated September 19, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.12***	Third Amendment to Membership Interests Purchase Agreement, dated November 15, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

2.13***	Letter Agreement Regarding Membership Interest Purchase Agreement, dated November 19, 2013, between GNLC Holdings, Inc., Pinnacle Entertainment, Inc., Ameristar Casino Lake Charles, LLC and Ameristar Lake Charles Holdings, LLC.

Exhibit Number	Description of Exhibit

2.14†***	Agreement and Plan of Merger, dated as of July 20, 2015, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and Gold Merger Sub, LLC.

2.15***	Amendment No. 1 to the Merger Agreement, dated as of March 25, 2016, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and Gold Merger Sub, LLC.

2.16†***	Purchase Agreement, dated as of March 29, 2016, by and between PNK Entertainment, Inc. and GLP Capital, L.P.

3.1***	Form of Amended and Restated Certificate of Incorporation of PNK Entertainment, Inc.

3.2***	Form of Amended and Restated Bylaws of PNK Entertainment, Inc.

4.1***	Form of Restricted Stock Agreement and Form of Restricted Stock Grant Notice for Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.2***	Form of Online Stock Option Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan (Executive), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.3***	Form of Online Stock Option Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan (Team Member), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.4***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.5***	Form of Online Director Stock Option Grant Notice and Option Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed by PNK Entertainment, Inc. under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.6***	Form of Online Director Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.7***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Automatic Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.8***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Elected Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.9***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Automatic Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

Exhibit Number	Description of Exhibit

4.10***	Form of Online Other Stock Unit Award Grant Notice and Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan and Annual Incentive Plan (Elected Grant), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.11***	Form of Performance Share Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.12***	Form of Performance Share Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.13***	Form of Performance Share Agreement for Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as assumed by PNK Entertainment, Inc. under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.14***	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.15***	Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement, dated as of August 18, 2014, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.16***	Stock Option Grant Notice and Stock Option Agreement, dated as of August 18, 2014, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.17***	Nonqualified Stock Option Agreement dated as of March 14, 2010, by and between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.18***	Nonqualified Stock Option Agreement dated as of August 1, 2008, by and between Pinnacle Entertainment, Inc. and Carlos Ruisanchez, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.19***	Form of Stock Option Agreement (Outside the 2005 Plan), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.20***	Form of Restricted Stock Unit Agreement (Outside the 2005 Plan), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.21***	Form of Stock Option Agreement for Team Members (Outside the 2005 Plan), as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.22***	Form of Performance Unit Award Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

Exhibit Number	Description of Exhibit

4.23***	Form of Executive and Team Member Stock Option Grant Notice and Option Agreement for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.24***	Form of Director Stock Option Grant Notice and Option Agreements for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.25***	Form of Executive and Team Member Restricted Stock Unit Grant Notice and Agreement for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.26***	Form of Director Restricted Stock Unit Grant Notice and Agreement for the Pinnacle Entertainment, Inc. 2015 Equity and Performance Incentive Plan, as shall be assumed under the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.27***	Form of PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.28***	Form of Executive and Team Member Stock Option Grant Notice and Option Agreement for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.29***	Form of Director Stock Option Grant Notice and Option Agreements for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.30***	Form of Executive and Team Member Other Stock Unit Award Grant Notice and Agreement for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

4.31***	Form of Director Other Stock Unit Award Grant Notice and Agreement for the PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan.

10.1†***	Form of Master Lease by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc.

10.2***	Tax Matters Agreement, dated July 20, 2015, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and PNK Entertainment, Inc.

10.3***	Form of Employee Matters Agreement by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc.

10.4***	Commitment Letter, dated as of November 17, 2015, among Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, Fifth Third Bank, U.S. Bank National Association, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

10.5***	Amended and Restated Bridge Commitment Letter, dated as of November 17, 2015, among Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, Fifth Third Bank, U.S. Bank National Association, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

Exhibit Number	Description of Exhibit

10.6***	Employment Agreement, dated as of August 18, 2014, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed by PNK Entertainment, Inc.

10.7***	First Amendment to Employment Agreement, dated December 16, 2014, by and between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed by PNK Entertainment, Inc.

10.8***	Second Amendment to Employment Agreement, dated as of December 21, 2015, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo, as shall be assumed by PNK Entertainment, Inc.

10.9***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and John A. Godfrey, as shall be assumed by PNK Entertainment, Inc.

10.10***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Neil E. Walkoff, as shall be assumed by PNK Entertainment, Inc.

10.11***	First Amendment to Employment Agreement, dated as of December 21, 2015, between Pinnacle Entertainment, Inc. and Neil E. Walkoff, as shall be assumed by PNK Entertainment, Inc.

10.12***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez, as shall be assumed by PNK Entertainment, Inc.

10.13***	First Amendment to Employment Agreement, dated December 16, 2014, by and between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez, as shall be assumed by PNK Entertainment, Inc.

10.14***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Virginia E. Shanks, as shall be assumed by PNK Entertainment, Inc.

10.15***	First Amendment to Employment Agreement, dated December 18, 2014, by and between Pinnacle Entertainment, Inc. and Virginia E. Shanks, as shall be assumed by PNK Entertainment, Inc.

10.16***	Second Amendment to Employment Agreement, dated as of December 21, 2015, between Pinnacle Entertainment, Inc. and Virginia E. Shanks, as shall be assumed by PNK Entertainment, Inc.

10.17***	Employment Agreement, dated October 13, 2014, between Pinnacle Entertainment, Inc. and Troy A. Stremming, as shall be assumed by PNK Entertainment, Inc.

10.18***	Summary of Director Compensation.

10.19***	Form of Indemnification Agreement, as shall be assumed by PNK Entertainment, Inc.

10.20***	Pinnacle Entertainment, Inc. Director Health and Medical Insurance Plan, as shall be assumed by PNK Entertainment, Inc.

10.21***	Form of PNK Entertainment, Inc. Directors Deferred Compensation Plan.

10.22***	Form of PNK Entertainment, Inc. Executive Deferred Compensation Plan.

10.23***	Commercial Lease dated September 9, 1996 by and between State of Louisiana, State Land Office and PNK (Bossier City), Inc. (f/k/a Casino Magic of Louisiana, Corp.).

Exhibit Number	Description of Exhibit

10.24***	Agreement Containing Consent Orders, dated as of August 2, 2013, by and between Pinnacle Entertainment, Inc., Ameristar Casinos, Inc. and Counsel to the Federal Trade Commission.

10.25***	Second Amended and Restated Excursion Boat Sponsorship and Operations Agreement, dated as of November 18, 2004, between Iowa West Racing Association and Ameristar Casino Council Bluffs, Inc.

10.26***	Amendment to Second Amended and Restated Excursion Boat Sponsorship and Operations Agreement, dated February 16, 2010, between Iowa West Racing Association and Ameristar Casino Council Bluffs, Inc.

10.27***	Modified Local Development Agreement with Ameristar Casino East Chicago, LLC, effective June 3, 2011.

12***	Computation of Ratio of Earnings to Fixed Charges.

21***	Subsidiaries of PNK Entertainment, Inc.

99.1	Preliminary Information Statement of PNK Entertainment, Inc., subject to completion, dated April 11, 2016.

99.2***	Government Regulations and Gaming Matters.

99.3***	Audited consolidated balance sheets of Ameristar Casinos, Inc. as of December 31, 2012 and 2011 and the audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto.

99.4***	Unaudited condensed consolidated balance sheet of Ameristar Casinos, Inc. as of June 30, 2013 and the unaudited condensed consolidated statements of income, comprehensive income, and cash flows for the three months and six months ended June 30, 2013 and 2012, and the notes thereto.

99.5***	Form of Power of Attorney for the Designation and Appointment of a Trustee For the Purposes of Conducting Casino Gambling Operations as required by the Indiana Gaming Commission.

***	Previously filed.

†	The form of agreement contains a brief list identifying all schedules and exhibits thereto. Such schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.